SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Dell Ave., Campbell, CA		95008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective August 1, 2007, Focus Enhancements, Inc. (“Focus”) entered into a fifth amendment to a lease contract (the “Amended Lease”) with H-K Associates. Under the terms of the Amended Lease, Focus’ will continue to lease 27,500 square feet of space in Campbell, CA (Company’s headquarters) through December 31, 2010.  Base rent will begin at $0.83 a square foot per month, and increase to $1.00 a square foot per month over the life of the Amended Lease. In addition to the base rent, Focus will be subject to other terms and conditions. A copy of the Amended Lease is attached as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit #	Description
10.1	Fifth Addendum to Lease dated July 6, 1994, by and between H-K Associates (Lessor) and Focus Enhancements, Inc. (Lessee) for premises at 1370 Dell Ave, Campbell, California

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: August 7, 2007	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO